Exhibit 10.11

FIFTH AMENDMENT TO LOAN AGREEMENTS

THIS FIFTH AMENDMENT TO LOAN AGREEMENTS (this “Amendment”), dated as of April 11, 2013, is made among TULSA INSPECTION RESOURCES, INC., an Oklahoma corporation (the “Borrower”), Tulsa Inspection Resources-Nondestructive Examination, Inc., an Oklahoma corporation (“TIR-NE”), REGENT PRIVATE CAPITAL, LLC, an Oklahoma limited liability company (the “Sponsor”), TRIANGLE MEZZANINE FUND, LLLP, a North Carolina limited liability limited partnership (“Triangle”), FIDUS MEZZANINE CAPITAL, L.P., a Delaware limited partnership (“Fidus”), SPP MEZZANINE FUNDING II HOLDINGS, LLC, a Delaware limited liability company (“SPP II”), SPP MEZZANINE FUNDING II-A, L.P., a Delaware limited partnership (“SPP II-A”), and SALEM HALIFAX CAPITAL PARTNERS, LIMITED PARTNERSHIP, a North Carolina limited partnership (“Salem” and, together with Triangle, Fidus, SPP II, SPP II-A, the “Lenders”). Capitalized terms used herein without definition shall have the meaning given to them in the 2010 Loan Agreement referred to below.

RECITALS

A.           The Borrower, the Sponsor, Triangle, as the Agent and a Lender, and the Lenders, are parties to a Loan Agreement, dated as of March 12, 2009 (as amended, modified or supplemented, the “2009 Loan Agreement”), pursuant to which the Lenders provided a $17,000,000 term loan to the Borrower upon the terms and conditions set forth therein.

B.           The Borrower, the Sponsor, Triangle, as the Agent and a Lender, and the Lenders, are parties to a Loan Agreement, dated as of July 8, 2010 (as amended, modified or supplemented, the “2010 Loan Agreement” and, together with the 2009 Loan Agreement, the “Loan Agreements”), pursuant to which the Lenders provided a $2,756,001 term loan to the Borrower upon the terms and conditions set forth therein.

C.           Pursuant to Guaranty Agreements, Pledgor Accessions and certain other documents executed in connection therewith, each dated as of November 9, 2012, TIR-NE became a Credit Party, and guaranteed the obligations of the Borrower, under each of the 2009 Loan Agreement and the 2010 Loan Agreement and granted a security interest in all of its assets to Triangle for the benefit of the Lenders.

D.           The Borrower and its Subsidiaries have entered into receivables-based financing facilities with Wells Fargo Bank and its Affiliates, the Borrower desires to increase the maximum indebtedness permitted thereunder and the Lenders are willing to amend the Loan Agreements to accommodate such increase in permitted indebtedness.

E.           The parties hereto have agreed to the amendments to the Loan Agreements and the limited waivers as set forth below.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

amendments to THE LOAN AGREEMENTS

1.1           New Defined Terms. The following defined terms are hereby added to Section 1.1 of each Loan Agreement in proper alphabetical order:

“NE Business” means the business of providing nondestructive testing services to existing and potential customers, with these services being performed by certified technicians who use various examination techniques, including ultrasonic testing, to identify and communicate information related to anomalies in the customer’s pipeline or related facilities.

“TIR-NE” Tulsa Inspection Resources–Nondestructive Examination, Inc., an Oklahoma corporation.

1.2           Existing Defined Terms. Section 1.1 of each Loan Agreement is hereby amended by amending the following defined terms:

(a)          Clause (b) of the definition of “Funded Indebtedness” is hereby amended and restated in its entirety as follows:

“(b) all accounts receivable assigned by the Borrower or any of its Subsidiaries to the Senior Lender or any other Person (or reassigned to the Borrower or any of its Subsidiaries by the Senior Lender or any other Person) from time to time pursuant to the Senior Loan Documents or any similar factoring arrangement;”

(b)          Clause (a) of the definition of “Interest Expenses” is hereby amended and restated in its entirety as follows:

“(a) all interest paid, accrued or scheduled to be paid in respect of any Funded Indebtedness (for clarity, including any discounts to the face amount of any applicable accounts receivable paid, payable or otherwise incurred by the Borrower or any of its Subsidiaries pursuant to or in connection with all accounts receivable assigned by the Borrower or any of its Subsidiaries to the Senior Lender or any other Person (or reassigned to the Borrower or any of its Subsidiaries by the Senior Lender or any other Person) from time to time pursuant to the Senior Loan Documents or any similar factoring arrangement;”

(c)          The definition of “Senior Loan Documents” is hereby amended and restated in its entirety as follows:

“Senior Loan Documents” means the Account Purchase Agreement, dated as of February 29, 2012, between the Borrower and Wells Fargo Bank, National Association, the Account Purchase Agreement, dated as of April 10, 2013, between TIR-NE and Wells Fargo Bank, National Association and the Subsidiary Account Purchase Agreement, dated as of February 29, 2012, between Foley, Tulsa Inspection Resources – Canada Inc., Tulsa Inspection Resources – Acquisition Corp. and Wells Fargo Capital Finance Corporation Canada, and any and all agreements, documents and instruments executed and delivered with respect to each of the foregoing or in connection therewith, each as amended, modified, supplemented, replaced, refinanced or restated in accordance with the terms of the Intercreditor Agreement.

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1.3           Maximum Capital Expenditures. Section 5.11(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(c)           Maximum Capital Expenditures. Capital Expenditures made primarily for the benefit of, or to be primarily used in, the NE Business (“NE Business CapEx”) shall not exceed the sum of the following during any fiscal year: (i) $350,000 and (ii) the amount expended by TIR-NE from insurance proceeds for replacement or repair of its Property used primarily in the NE Business (“NE Business Property”) that has been damaged or destroyed in casualty. Capital Expenditures other than NE Business CapEx shall not exceed the sum of the following during any fiscal year: (i) $400,000 and (ii) the amount expended by the Borrower from insurance proceeds for replacement or repair of its Property (other than NE Business Property) that has been damaged or destroyed in casualty.”

1.4           Indebtedness. Section (6.1)(a)(xii) of each Loan Agreement is hereby amended and restated in its entirety as follows:

“(xii) (A) Indebtedness of the Subsidiaries of the Borrower (other than TIR-NE) owed to the Senior Lender under the Senior Loan Documents in an aggregate amount outstanding at any time not to exceed $9,000,000 and (B) Indebtedness of the Borrower and TIR-NE owed to the Senior Lender under the Senior Loan Documents in an aggregate amount outstanding at any time not to exceed an amount equal to $44,000,000 less the aggregate amount of Indebtedness described in the preceding clause (A).”

1.5           Liens. Section (6.2)(l) of each Loan Agreement is hereby amended and restated in its entirety as follows:

“(l)          Liens granted by the Subsidiaries of the Borrower (other than TIR-NE) securing the Indebtedness to the Senior Lender described Section (6.1)(a)(xii)(A) and Liens granted by the Borrower and TIR-NE securing the Indebtedness to the Senior Lender described Section (6.1)(a)(xii)(B); provided such Liens are junior in priority to the Liens granted to the Agent under the Security Documents except as provided for in the Intercreditor Agreement.”

ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Borrower, each other Credit Party and the Sponsor hereby represents and warrants to the Lenders and the Agent as follows:

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2.1           Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties of the Borrower, each other Credit Party and the Sponsor contained in each Loan Agreement and the other Loan Documents (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

2.2           No Default. After giving effect to this Amendment, no Default or Event of Default under the 2009 Loan Agreement has occurred and is continuing. After giving effect to this Amendment, no Default or Event of Default under the 2010 Loan Agreement has occurred and is continuing.

2.3           Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the corporate authority of the Borrower, each other Credit Party and the Sponsor, (ii) have been duly authorized by all necessary corporate action of the Borrower, each other Credit Party and the Sponsor, (iii) do not and will not violate any provision of law, statute, rule or regulation to which the Borrower, any other Credit Party or the Sponsor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, any other Credit Party or the Sponsor and (iv) do not violate or breach any provision of the governing documents of the Borrower, any other Credit Party or the Sponsor, or any agreement or other instrument binding upon the Borrower, any other Credit Party or the Sponsor.

2.1           Enforceability. This Amendment has been duly executed and delivered by the Borrower, each other Credit Party and the Sponsor and constitutes the Borrower’s, each other Credit Party’s and the Sponsor’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity and conflicts of laws or by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights.

ARTICLE III

effectiveness

3.1           This Amendment shall become effective as of the date hereof upon the delivery to the Lenders of the following:

(a)          an executed counterpart of this Amendment from the Borrower, each other Credit Party and the Sponsor;

(b)          all fees and expenses due in accordance with Section 5.3 hereof and under the Loan Agreements required to have been paid on or prior to the effectiveness of this Amendment; and

(c)          such other documents, agreements, instruments, certificates, opinions or other confirmations as the Lenders may reasonably request.

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ARTICLE IV

AFFIRMATION OF OBLIGATIONS

4.1           Affirmation of Borrower, each Credit Party and Sponsor. Each of the Borrower, each other Credit Party and the Sponsor hereby approves and consents to the transactions contemplated by this Amendment and agrees that its obligations under the Loan Agreements and the other Loan Documents (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) to which it is a party shall not be diminished as a result of the execution of this Amendment. This acknowledgement by the Borrower, each other Credit Party and the Sponsor is made and delivered to induce the Lenders to enter into this Amendment, and the Borrower, each other Credit Party and the Sponsor acknowledges that the Lenders would not enter into this Amendment in the absence of the acknowledgements contained herein.

4.2           Liens. The Borrower and each other Credit Party hereby ratifies and confirms the grant of a security interest in and Lien on the Collateral (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) contained in the Security Documents (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) that were executed in connection with each Loan Agreement, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien.

ARTICLE V

MISCELLANEOUS

5.1           Effect of Amendment. From and after the effectiveness of this Amendment, all references to the Loan Agreements set forth in any Loan Document (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) or other agreement or instrument shall, unless otherwise specifically provided, be references to the Loan Agreements, as applicable, as amended by this Amendment and as it may be further amended, modified, restated or supplemented from time to time. The parties hereto acknowledge and agree that this Amendment is a Loan Document (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement) for all purposes under the Loan Agreement and the other Loan Documents (both as defined in the 2009 Loan Agreement and as defined in the 2010 Loan Agreement).

5.2           Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware (excluding conflicts of laws provisions).

5.3           Expenses. The Borrower agrees to pay upon demand all reasonable out-of-pocket costs and expenses of the Lenders (including, without limitation, the reasonable fees and expenses of counsel to the Lenders) in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.4           Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

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5.5           Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

5.6           Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7           Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

5.8           Authorization and Consent Regarding Subordination Agreement. Each Lender hereby authorizes Triangle, as Agent, to execute the Intercreditor Agreement. This Section 5.8 is solely for the benefit of the Agent and the Lenders and no other party shall have any rights with respect hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

TULSA INSPECTION RESOURCES, INC.

By:	/s/ Randall Lorett
Name:	Randall Lorett
Title:	President and CEO

TULSA INSPECTION RESOURCES-NONDESTRUCTIVE EXAMINATION, INC.

By:	/s/ Randall Lorett
Name:	Randall Lorett
Title:	President and CEO

REGENT PRIVATE CAPITAL, LLC

By:	/s/ Lawrence Field
Name:	Lawrence Field
Title:	Managing Director

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Loan Agreements

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TRIANGLE MEZZANINE FUND, LLLP

By:	New Triangle GP, LLC,
its General Partner

By:	Triangle Capital Corporation,
its Manager

By:	/s/ Brent Burgess
Name:	Brent Burgess
Title:	CIO

FIDUS MEZZANINE CAPITAL, L.P.

By:	Fidus Investment GP, LLC,
its General Partner

By:	Fidus Investment Advisors, LLC,
its Manager

By:	/s/ W. Andrew Worth
Name:	W. Andrew Worth
Title:	Manager

SALEM HALIFAX CAPITAL PARTNERS, LIMITED PARTNERSHIP

By:	SCP Management, LLC, its General Partner

By:	/s/ W. Spalding White Jr.
Name:	W. Spalding White Jr.
Title:	Manager

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SPP MEZZANINE FUNDING II HOLDINGS, LLC

By:	/s/ Charles T. Kumble
Name:	Charles T. Kumble
Title:	Managing Partner

SPP MEZZANINE FUNDING II-A, L.P.

By:	SPP Partners II, L.P., its General Partner

By:	SPP Partners II GP, LLC, its General Partner

By:	/s/ Charles T. Kumble
Name:	Charles T. Kumble
Title:	Managing Partner

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Loan Agreements

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